Amendment to the Prospectus
October 26, 2004

1. The following amends and supplements the Pricing of Fund Shares section on page 5 of the Prospectus:

The price applicable to purchases or redemptions of shares of each Fund is the price next computed after receipt of a purchase or redemption order by the Fund’s transfer agent (Saturna Capital), authorized sub transfer agent or retirement plan administrator (First Trust), or selling broker-dealer.”

2. The following amends and supplements the fourth paragraph of How to Redeem Shares:

Generally, signature guarantees are not required. However, the transfer agent reserves the right to ask for additional documentation relating to the identity or authority of the party making a request, such as a signature guarantee or similar information, before completing a transaction.